SUPPLEMENT DATED DECEMBER 15, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008

This supplement updates information currently in the prospectus.

Ultra Short Bond Fund

Effective the close of business on December 31, 2008, the Ultra Short Bond Fund (the “Fund”) will close to new investors. Those who are fund shareholders on December 31, 2008 may, however, continue to purchase shares in fund accounts in existence at that time. Effective January 1, 2009, the Management Fee for the Fund will be reduced to 0.38% . Effective January 1, 2009, the 12b-1 fee will be removed from share classes that have such a charge.

Main Strategies and Risks

The Fund invests primarily in high quality, short-term fixed-income securities. Over the next 12 months (the “transition period”), the Fund will gradually increase its purchase of high quality, short-term money market instruments which Principal Global Investors, LLC (“PGI”) believes present minimal credit risks with the goal of establishing a portfolio that resembles that of a money market fund. Such securities will be “eligible securities” as defined in the Securities and Exchange Commission Rule 2a-7 promulgated under the Investment Company Act of 1940. These eligible securities will be primarily made up of the following types of securities:

securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
bank obligations including:
certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund have 397 days or less remaining to maturity;
repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

At the end of the transition period, management intends to recommend to the board of directors that the Fund be combined with the Principal Funds, Inc. Money Market Fund.

Throughout the transition period, the Fund will maintain a dollar-weighted effective maturity of up to 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Such securities include:

  debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
  mortgage-backed securities representing an interest in a pool of mortgage loans.

Throughout the transition period, the Fund continues to invest in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

Throughout the transition period, the Fund may continue to hold below-investment grade fixed-income securities (“junk bonds”). Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities and are rated Ba or lower by Moody’s or BB or lower by S&P. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53.17% in securities rated Aaa	14.21% in securities rated Baa	0.02% in securities rated Caa
7.89% in securities rated Aa	4.47% in securities rated Ba	0.03% in securities rated Ca
17.10% in securities rated A	3.09% in securities rated B	0.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

· Active Trading Risk	· High Yield Securities Risk	· Prepayment Risk
· Derivatives Risk	· Municipal Securities Risk	· Underlying Fund Risk
· Fixed-Income Securities Risk	· Portfolio Duration Risk	· U.S. Government Securities Risk
· Eurodollar and Yankee		· U.S. Government Sponsored
Obligations Risk		Securities Risk